UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 16, 2004

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 706-0800

Former name or former address, if changed since last report: Not Applicable

NAVIGANT INTERNATIONAL, INC.

FORM 8-K/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, Navigant International, Inc. (“Navigant”) acquired the partnership interests of Northwestern Travel Service, LP (“Northwestern”) from Northwestern Travel Service, Inc. (“NTSI”) and the Noble Family Limited Partnership (“NFLP”). Pursuant to this acquisition, Northwestern was the surviving entity and thus became a wholly-owned subsidiary of Navigant. This amended report on Form 8-K is filed to include the financial information listed in Item 7 relating to the acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

The following financial statements are filed as exhibits to this amendment to the Current Report on Form 8-K filed July 1, 2004:

(1)	Audited financial statements of Northwestern Travel Service, LP as of and for the year ended December 28, 2003. (Exhibit 99.1)

(2)	Unaudited financial statements of Northwestern Travel Service, LP as of and for the three months ended March 28, 2004 and March 29, 2003. (Exhibit 99.2)

(b)	Pro Forma Financial Information

Exhibit 99.3 contains an unaudited pro forma combined balance sheet of Navigant as of March 28, 2004 reflecting the acquisition of Northwestern as though the acquisition occurred on March 28, 2004. This Exhibit also contains unaudited pro forma combined statements of income for the twelve months ended December 28, 2003, and for the three months ended March 28, 2004, reflecting the acquisition of Northwestern as if it occurred at the beginning of each period.

(c)	Exhibits

23.1	Consent of Independent Registered Accounting Firm

99.1	Audited financial statements of Northwestern Travel Service, LP as of and for the year ended December 28, 2003.

99.2	Unaudited financial statements of Northwestern Travel Service, LP as of and for the three months ended March 28, 2004 and March 30, 2003.

99.3	Pro forma combined balance sheet as of March 28, 2004 and pro forma combined income statements for the three months ended March 28, 2004 and the year ended December 28, 2003 of Navigant International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2004

NAVIGANT INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ Robert C. Griffith
Name:	Robert C. Griffith
Title:	Chief Operating Officer, Chief
Financial Officer and Treasurer
(Principal Financial and
Accounting Officer)